Exhibit 10.10
USDA Logo
United States Department of Agriculture
Rural Development
Iowa State Office
October 20, 2005
Christopher R. Sackett
Southern Iowa BioEnergy, LLC 207
North Main
Leon, Iowa 50144
Re: Letter of Conditions
Dear Mr. Sackett:
We are pleased to inform you that your proposal for a fiscal year 2005 Value-Added Producer Grant (VAPG) has been selected for funding. This letter establishes conditions which must be understood and agreed to by you before further consideration may be given to your VAPG application. The State and Area staff of the United States Department of Agriculture, Rural Development, will administer the grant on behalf of the Rural Business-Cooperative Service (RBS).
The docket may be completed on the basis of a grant not to exceed $100,000.00. The project must be started by January 1, 2006 and be completed by December 31, 2006.
Please complete and sign the enclosed Form RD 1942-46, “Letter of Intent to Meet Conditions” and Form RD 1940-1, “Request for Obligation of Funds” if you desire that further consideration be given your application. If the conditions set forth in this letter are not met within 90 days from the day hereof, RBS reserves the right to discontinue the processing of your application.
The grant will be considered approved on the date a signed (by Rural Development) copy of the Value-Added Producer Grant Program Grant Agreement is mailed to you.
1.      Legal Entity
Provide information that the applicant is a legally incorporated entity that is eligible for grant funds.
2.      Executions
Before a grant can be obligated, the Grantee must:
•	Execute Form AD-1047, “Certification Regarding Debarment, Suspension, and Other Responsibility Matters-Primary Covered Transactions,” to certify that your organization is not debarred or suspended from Government assistance.
210 Walnut Street, Room 873 • Des Moines, IA 50309
PHONE: 515-284.4714; FAX: 515-284-4859 • TDD: 515-284-4858.www.rurdev.usda.gov/ia
An Equal Opportunity Provider and Employer

Southern Iowa BioEnergy, LLC
Letter of Conditions
•	Execute Form AD-1049, “Certification Regarding a Drug-Free Workplace Requirements (Grants)” to certify you will provide a drug-free awareness program for employees.

•	Execute Form RD 400-1, “Equal Opportunity Agreement.”

•	Form RD 400-4, “Assurance Agreement.”

•	Execute RD Instruction 1940-Q, Exhibit A-1 “Certification for Contracts, Grants & Loans.”
2.      Prior to Release of Funds
•	Obtain a certification on Form AD-1048, “Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion-Lower Tier Covered Transactions,” from anyone you do business with as a result of this Government assistance.

•	If the grant will be used for working capital expenses, submit a feasibility study and business plan that meets the approval of the Agency.

•	If any proposed matching funds will be provided in cash by the applicant, provide an updated bank statement or letter verifying a line of credit dated within 30 calendar days of the expected start date of the grant period.

•	Provide all letters of support referenced in the application.

•	Provide a work plan and budget that includes a detailed breakdown of estimated costs (both grant and matching) associated with each task, the personnel assigned to complete each task, and the time frame for each task. The work plan and budget must include only eligible expenses and meet the Agency’s approval.

•	Provide information proving that the number and individuals identified as owner-producers in the application are correct.

•	Provide information verifying the amount of gross sales identified in the application.
If you have any questions concerning the conditions set forth above, please contact
Jeff Kuntz at our Albia Area Office at 641/932-3031.
Sincerely,

/s/John F. Pyle
JOHN F. PYLE
Area Director
Iowa

Southern Iowa BioEnergy, LLC
Letter of Conditions

Enclosures:	Form RD 1942-46
Form FmHA 1940-1
Form AD-1047
Form AD-1049
Form RD 400-1
Form RD 400-4
RD Instruction 1940-Q, Exhibit A-1
Form AD-1048
cc: Bobbie Purcell, Deputy Administrator, Cooperative Services

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